PROVISIONS	6 Months Ended
Jun. 30, 2024
Disclosure of other provisions [abstract]
PROVISIONS
NOTE 19 - PROVISIONS

(in millions of Euros)	Close down and environmental remediation costs	Restructuring costs	Legal claims and other costs	Total
At January 1, 2024	86	—	21	107
Allowance	—	1	—	1
Amounts used	(1)	—	—	(1)
Unused amounts reversed	—	—	(2)	(2)
Effects of changes in foreign exchange rates	—	—	—	—
At June 30, 2024	85	1	19	105

Of which non-current	75	—	11	86
Of which current	10	1	8	19
Total provisions	85	1	19	105
Legal claims and other costs

(in millions of Euros)	At June 30, 2024	At December 31, 2023
Litigation	11	13
Disease claims	8	8
Total provisions for legal claims and other costs	19	21
Contingencies
The Group is involved, and may become involved, in various lawsuits, claims and proceedings relating to customer claims, product liability, employee and retiree benefit matters and other commercial matters. The Group records provisions for pending litigation matters when it determines that it is probable that an outflow of resources will be required to settle the obligation, and such amounts can be reasonably estimated. In some proceedings, the issues raised can be highly complex and subject to significant uncertainties and amounts claimed can be substantial. As a result, the probability of loss and an estimation of damages can be difficult to ascertain. In exceptional cases, when the Group considers that disclosures relating to provisions and contingencies may prejudice its position, disclosures are limited to the general nature of the matter in hand.